UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 20, 2016

LEGACYTEXAS FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its Charter)

Maryland	001-34737	27-2176993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5851 Legacy Circle, Plano, Texas	75024
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 578-5000

N/A

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On September 20, 2016, LegacyTexas Financial Group, Inc. (the “Company”) completed the issuance and sale (the “Offering”) of $50,000,000 aggregate principal amount of its 5.50% Fixed-to-Floating Rate Subordinated Notes due December 1, 2025 (the “Notes”). The Notes constitute an additional issuance of the Company’s 5.50% Fixed-to-Floating Rate Subordinated Notes due December 1, 2025, originally issued on November 23, 2015 in an initial aggregate principal amount of $75,000,000. The Offering was completed pursuant to the Prospectus, filed with the Securities and Exchange Commission as part of the Company’s Registration Statement on Form S-3 (File Number: 333-208026) (the “Registration Statement”), dated November 16, 2015, as supplemented by a prospectus supplement in preliminary form dated September 12, 2016 and in final form dated September 15, 2016 and a free writing prospectus filed on September 15, 2016.  In connection with the Offering, the Company entered into an Underwriting Agreement, dated September 15, 2016 (the “Underwriting Agreement”), with J.P. Morgan Securities LLC and Sandler O’Neill + Partners, L.P.  The Notes were sold at an underwriting discount of 1.50%, resulting in net proceeds of approximately $48,875,000.00 before deducting expenses of the Offering.  The Company intends to use the net proceeds from the Offering for general corporate purposes, potential strategic acquisitions, investments in LegacyTexas Bank as regulatory capital, and reduced indebtedness.

The Notes were issued under the Indenture, dated as of November 23, 2015 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of November 23, 2015 (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), between the Company and U.S. Bank National Association, as trustee.  The Notes have an initial fixed interest rate of 5.50%, payable semi-annually.  Commencing December 1, 2020, the interest rate on the Notes resets quarterly to an annual interest rate equal to the then-current three-month LIBOR plus 389 basis points, payable quarterly in arrears.  The Notes will mature on December 1, 2025.

The underwriters have in the past provided, and may in the future provide, investment banking and advisory services to the Company and its affiliates in the ordinary course of business, for which they have received, or may receive, compensation for such services.

In addition, from time to time, either or both of the underwriters and their affiliates may effect transactions for their own account or the account of customers, including serving as counterparties to certain derivative and hedging arrangements and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers.  Such investments and securities activities may involve securities and/or instruments of the Company or its affiliates.  If either or both of the underwriters or their affiliates has a lending relationship with the Company, they may hedge their credit exposure to the Company consistent with their customary risk management policies.  The underwriters and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of securities or financial instruments of the Company or its affiliates and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

The foregoing summary of the terms of the Underwriting Agreement and the Notes does not purport to be complete and is subject to, and qualified in its entirety by, the full text of (i) the Underwriting Agreement, (ii) the Base Indenture, (iii) the Supplemental Indenture and (iv) the forms of the Notes, each of which is attached hereto as exhibits and is incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01.  Other Events.

This Current Report on Form 8-K is being filed, in part, for the purpose of filing the documents attached as exhibits hereto as exhibits to the Registration Statement in connection with the issuance of the Notes in the Offering, and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated September 15, 2016, between LegacyTexas Financial Group, Inc. and J.P. Morgan Securities LLC and Sandler O’Neill + Partners, L.P.

4.1

Indenture, dated as of November 23, 2015 between LegacyTexas Financial Group, Inc., as Issuer, and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed on November 23, 2015).

4.2

Supplemental Indenture, dated as of November 23, 2015, between LegacyTexas Financial Group, Inc., as Issuer, and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K filed on November 23, 2015).

4.3	Form of 5.50% Fixed-to-Floating Rate Subordinated Notes due December 1, 2025.

4.4	Form of 5.50% Fixed-to-Floating Rate Subordinated Notes due December 1, 2025 (incorporated by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K filed on November 23, 2015).

5.1	Opinion of Silver, Freedman, Taff & Tiernan LLP.

5.2	Opinion of Wachtell, Lipton, Rosen & Katz.

23.1	Consent of Silver, Freedman, Taff & Tiernan LLP (included in Exhibit 5.1 of this Current Report on Form 8-K).

23.2	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.2 of this Current Report on Form 8-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LegacyTexas Financial Group, Inc.

Date: September 20, 2016	By:	/s/ J. Mays Davenport
Name: J. Mays Davenport
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated September 15, 2016, between LegacyTexas Financial Group, Inc. and J.P. Morgan Securities LLC and Sandler O’Neill + Partners, L.P.

4.1

Indenture, dated as of November 23, 2015 between LegacyTexas Financial Group, Inc., as Issuer, and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed on November 23, 2015).

4.2

Supplemental Indenture, dated as of November 23, 2015, between LegacyTexas Financial Group, Inc., as Issuer, and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K filed on November 23, 2015).

4.3	Form of 5.50% Fixed-to-Floating Rate Subordinated Notes due December 1, 2025.

4.4	Form of 5.50% Fixed-to-Floating Rate Subordinated Notes due December 1, 2025 (incorporated by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K filed on November 23, 2015).

5.1	Opinion of Silver, Freedman, Taff & Tiernan LLP.

5.2	Opinion of Wachtell, Lipton, Rosen & Katz.

23.1	Consent of Silver, Freedman, Taff & Tiernan LLP (included in Exhibit 5.1 of this Current Report on Form 8-K).

23.2	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.2 of this Current Report on Form 8-K).